UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
to
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

February 9, 2010

Date of Report (date of Earliest Event Reported)

CHINA TEL GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

NEVADA		98-0489800
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

8105 Irvine Center Drive, Suite 820, Irvine, CA 92618
 (Address of principal executive offices and zip code)

(949) 585-0222
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into Material Definitive Agreement.

On February 9, 2010, China Tel Group, Inc., a Nevada corporation (“Company”) filed a Form 8-K in regards to the Company entering into two (2) stock purchase agreements.  The Company amended the Form 8-K on February 16, 2010 to: (i) correct an inaccuracy that was reported on such Form 8-K filed on February 9, 2010; and (ii) report that one of the two stock purchase agreements has been amended (“Excel Amendment 1”).  Other than the subsequent amendments as noted below, the complete Form 8-K filed on February 9, 2010 and the Form 8-K amendment filed on February 16, 2010 shall remain in full force and effect.

On March 5, 2010, the Company and Excel Era Limited, a Hong Kong corporation (“Excel”) entered into a Second Amendment to Stock Purchase Agreement (“Second Excel Amendment”), the effect of which is to amend the terms of the Stock Purchase Agreement previously entered into between the parties on February 9, 2010 (“Excel Agreement”) and the subsequent amendment dated February 16, 2010 (“First Excel Amendment”).  The substantive terms of the Second Excel Amendment provide as follows:

The number of shares of the Company’s Class A common stock to be purchased by Excel is reduced from 159,599,803 (representing 36% of the total issued and outstanding shares) to 106,399,869 (representing 24% of the total issued and outstanding shares).  The total purchase price is reduced from $480,000,000 to $320,000,000, and the installment dates and amounts are amended such that, in addition to $1,000,000 paid at closing on February 9, 2010, $239,000,000 is due on or before March 31, 2010; and $80,000,000 is due on or before December 31, 2010.  The number of shares Excel is prohibited from transferring and which are subject to return or cancellation upon failure to make any installment when due is adjusted to maintain the same ratio as each paid and unpaid installments bear to the total amended purchase price.

A fully executed copy of the Second Excel Amendment is attached hereto and incorporated by reference herein as Exhibit 99.1 to this Form 8-K.

On February 9, 2010, the Company and Isaac Organization, Inc., a Canadian corporation (“Isaac”), entered into a Stock Purchase Agreement (“Isaac Agreement”).  On March 5, 2010, the Company and Isaac entered into an Amendment to Stock Purchase Agreement (“First Isaac Amendment”), the effect of which is to amend the terms of the Isaac Agreement.  The substantive terms of the First Isaac Amendment provide as follows:

The number of shares of the Company’s Class A common stock to be purchased by Isaac is increased from 53,199,934 (representing 12% of the total issued and outstanding shares) to 106,399,869 (representing 24% of the total issued and outstanding shares).  The total purchase price is increased from $160,000,000 to $320,000,000.  The installment dates and amounts are amended such that, in addition to $1,000,000 paid at closing on February 9, 2010, $10,000,000 is due at the execution of the First Isaac Amendment on March 5, 2010; $20,000,000 is due on or before March 31, 2010; $129,000,000 is due on or before June 1, 2010; $80,000,000 is due on or before September 30, 2010; and $80,000,000 is due on or before December 31, 2010. The number of shares Isaac is prohibited from transferring and which are subject to return or cancellation upon failure to make any installment when due is adjusted to maintain the same ratio as each paid and unpaid installments bear to the total amended purchase price.

2

A fully executed copy of the First Isaac Amendment is attached hereto and incorporated by reference herein as Exhibit 99.2 to this Form 8-K.

As of March 5, 2009, the Company has received the payment of the $10,000,000 payment called for upon execution of the First Isaac Amendment.

Finally, as of March 5, 2010, the Company issued a press release announcing the signing of the Second Excel Amendment and the First Isaac Amendment, and the receipt of the payment called for upon execution of the First Isaac Amendment.  A copy of the press release is attached hereto and incorporated by reference herein as Exhibit 99.3 to this Form 8-K.

 Item 9.01                      Exhibits.

99.1	Second Amendment to Stock Purchase Agreement between ChinaTel Group, Inc. and Excel Era Limited

99.2	First Amendment to Stock Purchase Agreement between China Tel Group, Inc. and Isaac Organization, Inc.

99.3	Press Release

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA TEL GROUP, INC.

Date: March 5, 2010	By:	/s/ George Alvarez
Name: George Alvarez
Title: Chief Executive Officer

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